EXHIBIT 23(B)


                          INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Shareholders of Isolyser Company, Inc.

We consent to the incorporation by reference in this Registration Statement of Isolyser Company, Inc. on Form S-8 of our report dated February 19, 2002 appearing in the annual report on Form 10-K of Isolyser Company, Inc. for the year ended December 31, 2001.

                                           /s/ Deloitte & Touche LLP
                                           -------------------------------------
                                           DELOITTE & TOUCHE LLP



Atlanta, Georgia

May 28, 2002





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